EXHIBIT 99.1

Pega Drives Cash Flow and Releases AI Innovation in Q2 2026
•Pega Cloud Annual Contract Value (ACV) increases 22% year over year
•ACV grows 7% year over year (8% in constant currency)
•Cash flow from operations and free cash flow both exceed $285M in first half of 2026
•Clients react with enthusiasm to Pega’s ‘no per-token cost’

WALTHAM, Mass. — July 21, 2026 — Pegasystems Inc. (NASDAQ: PEGA), the Enterprise Transformation Company™, released its financial results for the second quarter of 2026.
"Pega Infinity™ 26 uniquely deploys the power of AI with predictable outcomes and predicable costs by applying agents at design time to optimize run-time token use,” said Alan Trefler, founder and CEO, Pega. "Letting language models do everything is risky and expensive, and using AI to write mountains of code creates significant barriers to the ongoing change that enterprise clients require. Pega structures business applications in a way that makes sense to business and IT to Build for Change®.”

"Pega generated record first-half cash flow and returned substantial capital to shareholders,” said Ken Stillwell, COO and CFO, Pega. “As the market shifts from AI experimentation to tokenomics and reliable business outcomes, that evolution plays directly to Pega’s strengths, and we remain confident in our strategy to capitalize on the opportunity ahead.”

EXHIBIT 99.1
(continued)
Financial and performance metrics (1)

Total ACV Growth 7% (8% Constant Currency)
Pega Cloud ACV Growth 22%
$1,514M
$1,620M
1,500M
1,000M
500M
0M
$753
$761
$694
$926
June 30, 2025
June 30, 2026
Pega Cloud ACV

Unprecedented changes in the AI market caused clients to delay their purchasing decisions. As a result, our ACV growth rate significantly slowed during the six months ended June 30, 2026, as compared to the same period last year. These factors may continue to adversely affect the ACV growth rate for the rest of the year.
Reconciliation of ACV and Constant Currency ACV

(in millions, except percentages)	June 30, 2025	June 30, 2026	1-Year Change
ACV	$1,514	$1,620	7%
Impact of changes in foreign exchange rates	—	10
Constant currency ACV	$1,514	$1,630	8%
Note: Constant currency ACV is calculated by applying the June 30, 2025 foreign exchange rates to current period shown.

(1) Refer to the schedules at the end of this release for additional information, including a reconciliation of GAAP and non-GAAP measures.

EXHIBIT 99.1
(continued)
Cash Flow Growth
As a result of the factors discussed under ACV above, our cash flow generation may continue to be adversely affected for the rest of the year.

(Dollars in thousands, except per share amounts)	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	Change	2026	2025	Change
Total revenue	$420,716	$384,512	9%	$850,689	$860,145	(1)%
Net income - GAAP	$13,334	$30,077	(56)%	$46,098	$115,499	(60)%
Net income - non-GAAP	$59,533	$50,151	19%	$142,601	$190,693	(25)%
Diluted earnings per share - GAAP	$0.08	$0.17	(53)%	$0.26	$0.63	(59)%
Diluted earnings per share - non-GAAP	$0.35	$0.28	25%	$0.81	$1.04	(22)%

(Dollars in thousands)	Three Months Ended June 30,				Change		Six Months Ended June 30,				Change
	2026		2025				2026		2025
Pega Cloud	$213,934	51%	$166,743	43%	$47,191	28%	$418,965	49%	$317,866	37%	$101,099	32%
Maintenance	74,528	18%	79,271	21%	(4,743)	(6)%	149,845	18%	155,639	18%	(5,794)	(4)%
Subscription services	288,462	69%	246,014	64%	42,448	17%	568,810	67%	473,505	55%	95,305	20%
Subscription license	82,028	19%	80,674	21%	1,354	2%	176,880	21%	268,395	31%	(91,515)	(34)%
Subscription	370,490	88%	326,688	85%	43,802	13%	745,690	88%	741,900	86%	3,790	1%
Consulting	50,226	12%	57,824	15%	(7,598)	(13)%	104,999	12%	118,245	14%	(13,246)	(11)%
Total revenue	$420,716	100%	$384,512	100%	$36,204	9%	$850,689	100%	$860,145	100%	$(9,456)	(1)%
Quarterly conference call
A conference call and audio-only webcast will be conducted at 8:00 a.m. EDT on Wednesday, July 22, 2026.
Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1 (833) 461-5787 (domestic) or 1 (626) 884-3620 (international) and using Conference ID 421269211, or via https://events.q4inc.com/attendee/421269211 by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.

Discussion of non-GAAP financial measures
Our non-GAAP financial measures should only be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. We believe that these measures help investors understand our core operating results and prospects, which is consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. Management uses these measures to assess the performance of the company's operations and establish operational goals and incentives. They are not a substitute for financial measures prepared under U.S. GAAP. Refer to the schedules at the end of this release for additional information, including a reconciliation of GAAP and non-GAAP measures.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements about the growth and development of our business and market.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, positions, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements. These statements represent our views only as of the date the statement was made and are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the successful execution of investments in artificial intelligence;
•the timing of revenue recognition;
•variation in demand for our products and services;
•reliance on key personnel;
•potential legal and financial liabilities, as well as damage to our reputation, due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights, costs associated with defending such rights, intellectual property rights claims, and other related claims by third parties against us, including related costs, damages, and other relief that may be granted against us;
•our ongoing litigation with Appian Corp. and associated legal proceedings;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2025, and other filings we make with the SEC.
Investors are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the results included in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements, whether as the result of new information, future events, or otherwise.
Any forward-looking statements in this press release represent our views as of July 21, 2026.

About Pegasystems
Pega delivers the platform to reimagine, run, and evolve the processes and decisions an enterprise can't afford to get wrong. We combine AI with proven architecture to keep mission-critical operations governed, scalable, and continuously adaptable. Since 1983, the world's largest organizations have trusted Pega to turn transformation ambition into durable results. Learn more at www.pega.com.
Press contact:
Ilena Ryan
Director of PR
ilena.ryan@pega.com
617-866-6722

Investor contact:
Peter Welburn
VP, Corporate Development & Investor Relations
PegaInvestorRelations@pega.com
617-498-8968
All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue
Subscription services	$288,462	$246,014	$568,810	$473,505
Subscription license	82,028	80,674	176,880	268,395
Consulting	50,226	57,824	104,999	118,245
Total revenue	420,716	384,512	850,689	860,145
Cost of revenue
Subscription services	53,941	41,510	103,390	79,638
Subscription license	267	364	738	752
Consulting	53,821	67,700	110,655	131,634
Total cost of revenue	108,029	109,574	214,783	212,024
Gross profit	312,687	274,938	635,906	648,121
Operating expenses
Selling and marketing	165,408	147,131	321,011	285,200
Research and development	84,168	78,784	166,215	153,070
General and administrative	43,740	31,788	92,313	65,616
Restructuring	2,735	(44)	2,582	(33)
Total operating expenses	296,051	257,659	582,121	503,853
Income from operations	16,636	17,279	53,785	144,268
Foreign currency transaction (loss) gain	(1,364)	(14,008)	486	(19,333)
Interest income	2,500	3,248	5,454	8,583
Interest expense	(45)	(1)	(89)	(1,028)
(Loss) on capped call transactions	—	—	—	(223)
Other income (loss), net	786	18,729	(1,418)	19,290
Income before provision for (benefit from) income taxes	18,513	25,247	58,218	151,557
Provision for (benefit from) income taxes	5,179	(4,830)	12,120	36,058
Net income	$13,334	$30,077	$46,098	$115,499
Earnings per share
Basic	$0.08	$0.18	$0.28	$0.67
Diluted	$0.08	$0.17	$0.26	$0.63
Weighted-average number of common shares outstanding
Basic	165,613	170,776	167,206	171,287
Diluted	171,765	182,160	175,294	185,477

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$185,110	$212,447
Marketable securities	176,797	213,352
Total cash, cash equivalents, and marketable securities	361,907	425,799
Accounts receivable, net	143,213	264,713
Unbilled receivables, net	154,029	166,478
Other current assets	102,559	121,305
Total current assets	761,708	978,295
Long-term unbilled receivables, net	77,947	102,544
Goodwill	81,265	81,506
Long-term deferred income taxes	176,903	175,472
Other long-term assets	286,220	294,027
Total assets	$1,384,043	$1,631,844
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$52,964	$12,924
Accrued expenses	92,295	44,847
Accrued compensation and related expenses	87,583	148,797
Deferred revenue	462,532	509,275
Other current liabilities	23,886	21,935
Total current liabilities	719,260	737,778
Long-term operating lease liabilities	56,996	60,825
Other long-term liabilities	47,403	45,860
Total liabilities	823,659	844,463
Total stockholders’ equity	560,384	787,381
Total liabilities and stockholders’ equity	$1,384,043	$1,631,844

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2026	2025
Net income	$46,098	$115,499
Adjustments to reconcile net income to cash provided by operating activities
Non-cash items	125,635	123,170
Change in operating assets and liabilities, net	126,492	51,827
Cash provided by operating activities	298,225	290,496
Cash provided by investing activities	25,832	212,995
Cash (used in) financing activities	(349,030)	(646,316)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2,299)	7,407
Net (decrease) in cash, cash equivalents, and restricted cash	(27,272)	(135,418)
Cash, cash equivalents, and restricted cash, beginning of period	216,360	341,529
Cash, cash equivalents, and restricted cash, end of period	$189,088	$206,111

PEGASYSTEMS INC.
RECONCILIATION OF SELECTED GAAP AND NON-GAAP MEASURES
(in thousands, except percentages and per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	Change	2026	2025	Change
Net income - GAAP	$13,334	$30,077	(56)%	$46,098	$115,499	(60)%
Stock-based compensation (1)	36,226	36,730		82,041	78,155
Legal fees	17,950	6,409		37,914	12,953
Amortization of intangible assets	237	675		1,020	1,376
Restructuring	2,735	(44)		2,582	(33)
Foreign currency transaction loss (gain)	1,364	14,008		(486)	19,333
Interest on convertible senior notes	—	—		—	394
Capped call transactions	—	—		—	223
Other	(700)	(18,729)		1,533	(19,480)
Income taxes (2)	(11,613)	(18,975)		(28,101)	(17,727)
Net income - non-GAAP	$59,533	$50,151	19%	$142,601	$190,693	(25)%

Diluted earnings per share - GAAP	$0.08	$0.17	(53)%	$0.26	$0.63	(59)%
non-GAAP adjustments	0.27	0.11		0.55	0.41
Diluted earnings per share - non-GAAP	$0.35	$0.28	25%	$0.81	$1.04	(22)%

Diluted weighted-average number of common shares outstanding - GAAP	171,765	182,160	(6)%	175,294	185,477	(5)%
Capped call transactions	—	—		—	(2,412)
Diluted weighted-average number of common shares outstanding - non-GAAP	171,765	182,160	(6)%	175,294	183,065	(4)%

Our non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation.
•Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Amortization of intangible assets: We have excluded the amortization of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that intangible assets contributed to our revenues recognized during the periods presented and are expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.
•Restructuring: We have excluded restructuring from our non-GAAP financial measures. Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as these amounts are not representative of our core business operations and ongoing operational performance.
•Foreign currency transaction loss (gain): We have excluded foreign currency transaction gains and losses from our non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.
•Interest on convertible senior notes: In February 2020, we issued convertible senior notes (the “Notes”), due March 1, 2025, in a private placement. The Notes accrued interest at an annual rate of 0.75%, paid semi-annually in arrears on March 1 and September 1. The outstanding Notes were repaid in their entirety at maturity. We believe that excluding the amortization of issuance costs provides a useful comparison of our operational performance in different periods.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions were expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.

•Other: We have excluded gains and losses from our venture investments and other one-time, non-operating items. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Diluted weighted-average number of common shares outstanding:
•Capped call transactions: In periods of GAAP net income, the shares calculated by applying the if-converted method related to our Notes are included in the diluted weighted-average shares outstanding if they are dilutive. The capped call transactions were expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the Notes. We believe that including the expected impact of the capped call transactions in our non-GAAP financial measures provides a useful comparison of our operational performance in different periods.
(1) Stock-based compensation:

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands)	2026	2025	2026	2025
Cost of revenue	$6,752	$7,288	$14,628	$15,111
Selling and marketing	14,555	14,378	33,009	30,159
Research and development	7,943	7,490	17,962	15,875
General and administrative	6,976	7,574	16,442	17,010
	$36,226	$36,730	$82,041	$78,155
Income tax benefit	$(7,091)	$(566)	$(16,255)	$(1,153)
(2) Effective income tax rates:

	Six Months Ended June 30,
	2026	2025
GAAP	21%	24%
non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to several factors, including our stock-based compensation plans, research and development tax credits, and the valuation allowance on our deferred tax assets in the U.S. and U.K. We determine our non-GAAP income tax rate using applicable rates in taxing jurisdictions and assessing certain factors, including historical and forecasted earnings by jurisdiction, discrete items, and ability to realize tax assets. We believe it is beneficial for our management to review our non-GAAP results consistent with our annual plan’s effective income tax rate as established at the beginning of each year, given tax rate volatility.

PEGASYSTEMS INC.
RECONCILIATION OF FREE CASH FLOW (1) AND OTHER METRICS
(in thousands, except percentages)

	Six Months Ended June 30,		Change
	2026	2025
Cash provided by operating activities	$298,225	290,496	3%
Investment in property and equipment	(9,967)	(4,015)
Free cash flow (1)	$288,258	$286,481	1%

Supplemental information (2)
Legal fees	$9,188	$10,020
Restructuring	11,449	1,354
Interest paid on convertible senior notes	—	1,754
Other	(689)	—
Income taxes, net of refunds	10,842	(702)
	$30,790	$12,426
(1) Our non-GAAP free cash flow is defined as cash provided by operating activities less investment in property and equipment. Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities and equipment. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP.
(2) The supplemental information below identifies certain items included in operating cash flow that may affect comparability between periods.
•Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business.
•Restructuring: Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities.
•Interest paid on convertible senior notes: In February 2020, we issued the Notes, due March 1, 2025, in a private placement. The Notes accrued interest at an annual rate of 0.75%, paid semi-annually in arrears on March 1 and September 1. The outstanding Notes were repaid in their entirety at maturity.
•Other: One-time cash flow items not part of our ongoing operations.
•Income taxes, net of refunds: Direct income taxes paid net of refunds received.
PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE
(in thousands, except percentages)

Annual contract value (“ACV”) - ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors.

	June 30, 2026	June 30, 2025	Change		Constant Currency Change
Pega Cloud	$926,290	$761,051	$165,239	22%	22%
Maintenance	271,328	301,375	(30,047)	(10)%	(9)%
Subscription services	1,197,618	1,062,426	135,192	13%	13%
Subscription license	422,316	451,591	(29,275)	(6)%	(6)%
	$1,619,934	$1,514,017	$105,917	7%	8%

PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Expected future revenue from existing non-cancellable contracts:
As of June 30, 2026:

	Subscription services		Subscription license	Consulting	Total
	Pega Cloud	Maintenance
1 year or less	$704,447	$198,492	$42,537	$47,220	$992,696	49%
1-2 years	393,855	82,004	1,546	3,747	481,152	24%
2-3 years	222,052	50,070	7,583	899	280,604	14%
Greater than 3 years	241,679	20,480	958	1,062	264,179	13%
	$1,562,033	$351,046	$52,624	$52,928	$2,018,631	100%
% of Total	77%	17%	3%	3%	100%
Change since June 30, 2025
	$240,835	$(45,683)	$(21,826)	$9,976	$183,302
	18%	(12)%	(29)%	23%	10%
As of June 30, 2025:

	Subscription services		Subscription license	Consulting	Total
	Pega Cloud	Maintenance
1 year or less	$603,683	$220,954	$62,222	$39,798	$926,657	51%
1-2 years	334,586	79,345	4,262	2,846	421,039	23%
2-3 years	172,513	49,587	746	252	223,098	12%
Greater than 3 years	210,416	46,843	7,220	56	264,535	14%
	$1,321,198	$396,729	$74,450	$42,952	$1,835,329	100%
% of Total	72%	22%	4%	2%	100%

PEGASYSTEMS INC.
RECONCILIATION OF GAAP BACKLOG AND CONSTANT CURRENCY BACKLOG
(in millions, except percentages)

	June 30, 2025	June 30, 2026	1 Year Growth Rate
Backlog - GAAP	$1,835	$2,019	10%
Impact of changes in foreign exchange rates	—	20
Constant currency backlog	$1,835	$2,039	11%
Note: Constant currency backlog is calculated by applying the June 30, 2025 foreign exchange rates to current period shown.